Other Operating Gains, Net	12 Months Ended
Dec. 31, 2021
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Other Operating Gains, Net
Note 6: Other Operating Gains, Net
Other operating gains, net, were $34 million for the year ended December 31, 2021 and included a $9 million benefit from the revaluation of warrants that the Company previously held in Refinitiv (see note 8), income related to a license that allows LSEG’s Refinitiv business to use the “Reuters” mark to brand its products and services (see note 31), and a gain on the sale of a business.
Other operating gains, net, were $736 million for the year ended December 31, 2020 and included an $82 million benefit from the revaluation of warrants that the Company previously held in Refinitiv, a gain of $472 million related to the sale of an equity method investment, a $119 million gain from an amendment to the Company’s U.S. pension plan (see note 26) and income related to the license for the “Reuters” mark referred to above.